                                    FORM 8-K
                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report                                                 April 23, 2001
(Date of Earliest Event Reported)

                          HCA - THE HEALTHCARE COMPANY
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                            (State of Incorporation)


 001-11239                                                       75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)


One Park Plaza, Nashville, Tennessee                                37203
(Address of principal executive offices)                          (Zip Code)


                                 (615) 344-9551
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

     On April 23, 2001, HCA - The Healthcare Company (the "Company") announced operating results for the first quarter ended March 31, 2001.

ITEM 7. EXHIBIT

        Exhibit 20 Copy of press release dated April 23, 2001 relating to first quarter earnings release.


                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA - THE HEALTHCARE COMPANY

/s/ JOHN M. FRANCK II
-----------------------------------
John M. Franck II
Corporate Secretary

DATED: April 24, 2001